SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                          _______________________

                                FORM 8-K

                              CURRENT REPORT
                          _______________________


                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                             April 30, 1996
            DATE OF REPORT (Date of earliest event reported)


                           ACXIOM CORPORATION
        (Exact  name  of  registrant  as  specified  in  its charter)

          DELAWARE          0-13163              71-0581897
        (State or other   (Commission          (IRS Employer
        jurisdiction of    File Number)         Identification
        incorporation)                          No.)


                            P.O. Box 2000
                       301 Industrial Boulevard
                      Conway, Arkansas 72033-2000
                (Address of principal executive offices)
                             (Zip Code)

                           (501) 336-1000
        (Registrant's telephone number, including area code)

     Item 2.  Acquisition or Disposition of Assets.

              On April 30, 1996, pursuant to the terms of an Asset Purchase Agreement dated April 1, 1996 (the "Agreement"), Registrant acquired substantially all of the assets and assumed certain liabilities of Direct Media/DMI, Inc. ("DMI") for Twenty-Five Million Dollars ($25,000,000). The purchase price is payable in three years and may, at DMI's option, be paid in 1,000,000 shares of the Registrant's stock in lieu of cash.

               DMI, with headquarters in Greenwich, Connecticut, is the U.S. market leader in the mailing list industry. DMI provides list brokerage, management and consulting services to business-to-business and consumer list owners and mailers. The assets acquired under the Agreement consist of cash, accounts receivable, property and equipment as well as the assumption of related accounts payable and other current liabilities used in the business of DMI. Registrant intends to utilize the acquired assets in the same manner in which they were utilized by DMI.

               In connection with the acquisition of assets, Registrant has assumed a fifteen year lease agreement for the DMI headquarters facilities with SPD Associates. The lease will expire on November 25, 2000, unless extended by the parties.

     Item 7.  Financial Statements and Exhibits.

              (a) Financial Statements of Business Acquired. It is not practicable to include the financial statements of DMI as required by Rule 3-05(b) of Regulation S-X at this time. Registrant intends to file such information as soon as practicable, but no later than July 15, 1996.

              (b) Pro Forma Financial Statements. It is not practicable to include the pro forma financial information as required by Article 11 of Regulation S-X. Registrant intends to file such information as soon as practicable, but no later than July 15, 1996.

              (c)  Exhibits

                   2 Asset Purchase Agreement dated April 1, 1996. Registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of the exhibits to the Asset Purchase Agreement upon request.

                  99.1 Financial Statements of Direct Media/DMI, Inc. (to be filed by amendment).

                  99.2    Pro Forma Financial Information (to be
                          filed by amendment).

                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange
     Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACXIOM CORPORATION
                                   (Registrant)

                                         /s/ Catherine L. Hughes
                                   By: -------------------------
                                        Catherine L. Hughes
                                      Secretary and General
                                          Counsel

     Date:  May 14, 1996

                                 EXHIBIT INDEX

                              Exhibits to Form 8-K

       Number in
     Exhibit Table                 Exhibit
     -------------                 -------

           2 Asset Purchase Agreement dated April 1, 1996. Registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of the exhibits to the Asset Purchase Agreement upon request.

          99.1            Financial Statements of Direct Media/DMI, Inc.
                          (to be filed by amendment).

          99.2            Pro Forma Financial Information (to be
                          filed by amendment).